UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01                                           Regulation FD Disclosure

As previously disclosed, on August 7, 2019, Halcón Resources Corporation, a Delaware corporation (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, as amended, in the United States Bankruptcy Court for the Southern District of Texas (the “Chapter 11 Cases,” and such court, the “Bankruptcy Court”). On September 24, 2019, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Joint Prepackaged Plan of Reorganization, as modified by the Confirmation Order (the “Plan”). On October 8, 2019, the Plan became effective in accordance with its terms and the Debtors emerged from the Chapter 11 Cases.

On November 15, 2019, the Company filed with the Bankruptcy Court a Monthly Operating Report for the period beginning August 7, 2019 and ending October 8, 2019 (the “Monthly Operating Report”). The Monthly Operating Report is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished hereby and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Company. The Debtors prepared the Monthly Operating Report solely for purposes of complying with the applicable reporting requirements of the Bankruptcy Court. The financial information contained in the Monthly Operating Report is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Report should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Company and its subsidiaries, as the results of operations contained in the Monthly Operating Report are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, or receipts and disbursements in the future. There can be no assurance that such information is complete, and the Monthly Operating Report may be subject to revision. Subsequent information or discovery may result in material changes to the Monthly Operating Report and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the Monthly Operating Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits that are furnished or filed herewith:

Exhibit
Number	Description of Document

99.1	Monthly Operating Report of Halcón Resources Corporation and its subsidiaries for the period from August 7, 2019 to October 8, 2019.

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Monthly Operating Report of Halcón Resources Corporation and its subsidiaries for the period from August 7, 2019 to October 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

November 15, 2019	By:	/s/ Ragan T. Altizer
	Name:	Ragan T. Altizer
	Title:	Executive Vice President, Chief Financial Officer and Treasurer